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EXHIBIT 32

                          SHELBOURNE PROPERTIES I, INC.
                          FORM 10-Q SEPTEMBER 30, 2003


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shelbourne Properties I Inc., (the "Company"), on Form 10-Q for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:  November 12, 2003                      /s/ Michael L. Ashner
                                              ---------------------------------
                                              Michael L. Ashner
                                              Chief Executive Officer


Date:  November 12, 2003                      /s/ Carolyn B. Tiffany
                                              ---------------------------------
                                              Carolyn B. Tiffany
                                              Chief Financial Officer